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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): January 30, 2001



                  BEAR STEARNS ASSET BACKED SECURITIES, INC.
                  ------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                  333-43091              13-3836437
----------------------------      ------------         ---------------
(State or Other Jurisdiction      (Commission         (I.R.S. Employer
     of Incorporation)            File Number)       Identification No.)



  245 Park Avenue
  New York, New York                                      10167
----------------------                                 ----------
 (Address of Principal                                 (Zip Code)
  Executive Offices)

Registrant's telephone number, including area code (212) 272-4095
                                                   ----- --------
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Item 5.  Other Events.
------   ------------

Filing of Form T-1
------------------

         On January 30, 2001, Bear Stearns Asset Backed Securities, Inc. (the "Company") is filing a Form T-1 to designate Wells Fargo Bank Minnesota, N.A. to act as an eligible trustee under trust indentures to be qualified pursuant to Sections 305 or 307 of the Trust Indenture Act of 1939. Form T-1 is annexed hereto as Exhibit 25.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Financial Statements of businesses acquired.

         Not applicable.

(b)      Pro Forma financial information.

         Not applicable.

(c)      Exhibit No.               Description
         ----------                -----------

            25                     Form T-1 Statement of Eligibility under
                                   the Trust Indenture
                                   Act of 1939, as amended.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BEAR STEARNS ASSET BACKED
                                             SECURITIES, INC.



                                           By: /s/ Matthew Perkins
                                               ____________________________
                                                     Matthew Perkins
                                                     Managing Director

Dated:  January 30, 2001



                                 Exhibit Index
                                 -------------

Exhibit                  Description                              Page
-------                  -----------                             ------
25                Form T-1 Statement of Eligibility                 6
                  under the Trust Indenture Act of 1939,
                  as amended.


                                  EXHIBIT 25



=============================================================================
                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                         -----------------------------

                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE
                         -----------------------------

    CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT
                             TO SECTION 305(b) (2)


               WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

A U.S. National Banking Association                        41-1592157
(Jurisdiction of incorporation or                          (I.R.S. Employer
organization if not a U.S. national                        Identification No.)
bank)

Sixth Street and Marquette Avenue
Minneapolis, Minnesota                                     55479
(Address of principal executive offices)                   (Zip code)


                      Stanley S. Stroup, General Counsel
               WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                       Sixth Street and Marquette Avenue
                         Minneapolis, Minnesota 55479
                                (612) 667-1234
                              (Agent for Service)
                         -----------------------------

                     Countrywide Home Loan Trust 2001-HLV1
              (Exact name of obligor as specified in its charter)

Delaware                                                   Not Yet Received
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                             Identification No.)

c\o Wilmington Trust
Rodney Square North
1100 North Market Street
Wilmington, DE                                             19890-0001
(Address of principal executive offices)                   (Zip code)
                         -----------------------------
                     Countrywide Home Loan Trust 2001-HLV1
                   Home Loan-Backed Notes, Series 2001-HLV1
                      (Title of the indenture securities)
=============================================================================

Item 1.  General Information.       Furnish the following information as to
                                    the trustee:

               (a) Name and address of each examining or supervising authority to which it is subject.

                    Comptroller of the Currency Treasury Department Washington, D.C.

                    Federal Deposit Insurance Corporation
                    Washington, D.C.

                    The Board of Governors of the Federal Reserve System Washington, D.C.

               (b) Whether it is authorized to exercise corporate trust powers.

                    The trustee is authorized to exercise corporate trust powers.

Item 2.  Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.


               None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee.          Not applicable.


Item 16.  List of Exhibits.         List below all exhibits filed as a part of
                                    this Statement of Eligibility.

                                    Trustee incorporates by reference into
                                    this Form T-1 the exhibits attached
                                    hereto.

         Exhibit 1.      a.         A copy of the Articles of Association of
                                    the trustee now in effect.*

         Exhibit 2.      a.         A copy of the certificate of authority of
                                    the trustee to commence business issued
                                    June 28, 1872, by the Comptroller of the Currency to The Northwestern National Bank of Minneapolis.*

                         b.         A copy of the certificate of the
                                    Comptroller of the Currency dated January
                                    2, 1934, approving the consolidation of
                                    The Northwestern National Bank of
                                    Minneapolis and The Minnesota Loan and
                                    Trust Company of Minneapolis, with the
                                    surviving entity being titled Northwestern
                                    National Bank and Trust Company of
                                    Minneapolis.*

                         c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                         d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

                         e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

                         f. A copy of the letter dated July 10, 2000 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation of Norwest Bank Minnesota South, National Association with Norwest Bank Minnesota, National Association, effective July 8, 2000, with the resulting title of Wells Fargo Bank Minnesota, National Association.*

         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

         Exhibit 4.       Copy of By-laws of the trustee as now in effect.*

         Exhibit 5.       Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority. **

         Exhibit 8.       Not applicable.

         Exhibit 9.       Not applicable.


         * Incorporated by reference to Exhibit 25 filed with registration statement (number 33-66026) of trustee's parent, Wells Fargo & Company.

         ** Incorporated by reference to Exhibit 25 filed with registration statement (number 333-43005) of trustee's parent, Wells Fargo & Company.

                                   SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Columbia and State of Maryland on the __th day of January, 2001.

                                    WELLS FARGO BANK MINNESOTA,
                                    NATIONAL ASSOCIATION



                                            /s/ Peter A. Gobell
                                            ------------------------
                                    Name:   Peter A. Gobell
                                    Title:  Assistant Vice President

                                   EXHIBIT 6

January 30, 2001


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                    Very truly yours,

                                    WELLS FARGO BANK MINNESOTA,
                                    NATIONAL ASSOCIATION


                                            /s/ Peter A. Gobell
                                            ------------------------
                                    Name:   Peter A. Gobell
                                    Title:  Assistant Vice President